UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  January 14, 2019

Birner Dental Management Services, Inc.
(Exact name of registrant as specified in its charter)

Colorado	000-23367	84-1307044
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1777 S. Harrison Street, Suite 1400, Denver, CO	80210
(Address of principal executive offices)	(Zip Code)

(303) 691-0680
Registrant's telephone number, including area code

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note

As previously disclosed in the Current Report on Form 8-K filed by Birner Dental Management Services, Inc., a Colorado corporation (the “Company”), with the U.S. Securities and Exchange Commission (the “SEC”) on October 3, 2018, the Company entered into that certain Agreement and Plan of Merger (the “Merger Agreement”), dated as of October 3, 2018, by and among the Company, Mid-Atlantic Dental Services Holdings, LLC, a Delaware limited liability company (“Parent”), and Bronco Acquisition, Inc., a Delaware corporation and a wholly owned subsidiary of Parent (“Merger Sub”).  In addition, as previously disclosed in the Current Report on Form 8-K filed by the Company with the SEC on December 20, 2018, the Company’s shareholders approved the Merger Agreement and the Merger at a special meeting of the Company’s shareholders held on December 20, 2018.

Item 2.01	Completion of Acquisition or Disposition of Assets.

The information contained in the Introductory Note is incorporated by reference into this Item 2.01.

On January 14, 2019 (the “Closing Date”), pursuant to the terms of the Merger Agreement, Merger Sub was merged with and into the Company (the “Merger”), with the Company surviving the Merger as a wholly owned subsidiary of Parent (the “Surviving Corporation”).

At the effective time of the Merger (the “Effective Time”), each outstanding share of the Company’s common stock, par value $0.01 per share (“Company Common Stock”) (other than (i) those shares of Company Common Stock owned by the Company, Parent or any subsidiary of Parent, (ii) shares of Company Common Stock as to which dissenters’ rights had been perfected and not withdrawn or lost, of which there were none, and (iii) any shares (each, a “Company Restricted Share”) of Company Common Stock subject to vesting, repurchase or other lapse of restrictions) was cancelled and converted into the right to receive (A) $10.62 per share in cash, without interest and less applicable withholding taxes (the “Cash Consideration”), and (B) one contractual contingent value right (each, a “CVR”).  Each CVR represents the right to receive a contingent cash payment of $0.13 per share, less certain permitted expense amounts calculated on a per CVR basis, subject to and in accordance with a Contingent Value Rights Agreement (the “CVR Agreement”), by and between Parent and American Stock Transfer & Trust Company, LLC, as rights agent, the form of which is attached as an exhibit to the Merger Agreement.

At the Effective Time, any shares of Company Common Stock that were held by Parent, Merger Sub, the Company (or held in the Company’s treasury) or by any subsidiary of Parent or Merger Sub, were cancelled and ceased to exist and no consideration was or will be delivered in exchange for such shares.

Further, at the Effective Time, each of the Company’s then outstanding equity awards were treated as follows: (i) each unexercised option to acquire Company Common Stock that was outstanding under the Company’s 2015 Equity Incentive Plan, as amended, and the Company’s 2005 Equity Incentive Plan (together, the “Company Stock Plans”), whether vested or unvested, automatically vested and accelerated in full and was cancelled and converted into the right to receive (A) an amount in cash equal to the excess, if any, of the Cash Consideration over the exercise price per share of Company Common Stock subject to such option as of the Effective Time, multiplied by the number of shares of Company Common Stock subject to such option as of the Effective Time; and (B) if such option had an exercise price per share of Company Common Stock subject to such option that was less than the Cash Consideration (an “In the Money Option”), a number of CVRs equal to the total number of shares of Company Common Stock subject to such In the Money Option immediately prior to the Effective Time (without regard to vesting); and (ii) each Company Restricted Share outstanding under the Company Stock Plans was cancelled and automatically converted into the right to receive (A) an amount in cash equal to the Cash Consideration and (B) one CVR, in each case, less applicable withholding taxes.

Item 3.03	Material Modification to Rights of Security Holders.

The information contained in the Introductory Note and Item 2.01 is incorporated by reference into this Item 3.03.

Item 5.01	Changes in Control of Registrant.

The information contained in the Introductory Note and Item 2.01 is incorporated by reference into this Item 5.01.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

In accordance with the Merger Agreement, effective as of the Effective Time, each of Frederic W. J. Birner, John Climaco, Gregory Fulton, Joshua S. Horowitz, Burton J. Rubin, Bradley Tirpak, Thomas D. Wolf, representing all of then-incumbent directors of the Company, resigned from his position as a member of the Company’s board of directors and any committee thereof, and was succeeded by the then-sole director of Merger Sub, C. Mitchell Goldman.  The resignations of the Company’s former directors were not a result of any disagreements between the Company and the former directors on any matter relating to the Company’s operations, policies or practices and were effectuated solely in connection with the Merger.

In connection with the Merger, effective as of the Closing Date, (i) Frederic W. J. Birner resigned as the Company’s Chief Executive Officer; (ii) Dennis N. Genty resigned as the Company’s Chief Financial Officer, Secretary and Treasurer, and (iii) C. Mitchell Goldman was appointed as the Company’s Chief Executive Officer, President, Secretary and Treasurer.

C. Mitchell Goldman, age 68, is the Chief Executive Officer of Parent and has served in this capacity since January 2016.  From June 1999 until December 2015, Mr. Goldman was a Partner in the Health Law Practice Group of the law offices of Duane Morris LLP. Mr. Goldman is a member of the American Health Lawyers Association and the American Bar Association Health Law Section. Mr. Goldman has served as an adjunct professor of health care law teaching health care finance at the Drexel University Thomas R. Kline School of Law since January 2012.  Mr. Goldman holds a Bachelor of Arts from Bowdoin College, a Master of Business Administration from the Wharton School at the University of Pennsylvania, and a Bachelor of Laws from Temple University’s James E. Beasley School of Law.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

In accordance with the Merger Agreement, at the Effective Time, the Company’s Amended and Restated Certificate of Incorporation and the Company’s Second Amended and Restated Bylaws of the Company were amended and restated to read as set forth in Exhibit 3.1 and Exhibit 3.2, respectively, to this Current Report on Form 8-K, each of which is incorporated by reference in this Item 5.03.

Item 8.01	Other Events.

On the Closing Date, the Company issued a joint press release with Parent announcing the consummation of the Merger, a copy of which is filed as Exhibit 99.1 hereto and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

3.1	Second Amended and Restated Articles of Incorporation of Birner Dental Management Services, Inc.

3.2	Third Amended and Restated Bylaws of Birner Dental Management Services, Inc.

99.1	Joint Press Release dated January 14, 2019.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BIRNER DENTAL MANAGEMENT SERVICES, INC.

Date:	January 14, 2019	By:	/s/ C. Mitchell Goldman
			Name:	C. Mitchell Goldman
			Title:	Chief Executive Officer, President, Secretary and Treasurer